UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


                                 January 5, 2005
                                (Date of Report)
                        (Date of earliest event reported)

                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                    0-19171                91-1463450
(State or other jurisdiction   (Commission File No.)       (IRS Employer
     of incorporation)                                   Identification No.)

                     22021 20th Avenue SE, Bothell, WA 98021
          (Address of principal executive offices, including Zip Code)

                                 (425) 485-1900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).




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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         In a letter received January 5, 2005, William H. Gates III informed ICOS Corporation that he intends to resign from ICOS Corporation's board of directors. In a telephone conversation on January 7, 2005, Mr. Gates confirmed his intention and stated that his resignation would be effective February 9, 2005. Mr. Gates resigned to devote his full attention to other business interests and his resignation does not relate to any disagreement with ICOS.

         A copy of the press release relating to Mr. Gates' resignation is attached as Exhibit 99.1 and a copy of Mr. Gates' letter of resignation is attached as Exhibit 99.2, both of which are incorporated into this current report by reference.

Item 9.01.  Financial Statements and Exhibits

         (c) Exhibits.

        99.1        Press Release of ICOS Corporation dated January 10, 2005
        99.2        Letter of resignation dated January 4, 2005



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ICOS CORPORATION



Date:  January 10, 2005         By:   /s/ Michael A. Stein
                                      ------------------------------------------
                                Name: Michael A. Stein
                                Its:  Vice President and Chief Financial Officer



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                                INDEX TO EXHIBITS



        Exhibit
        Number          Description
        -------         -----------
         99.1           Press Release of ICOS Corporation dated January 10, 2005
         99.2           Letter of resignation dated January 4, 2005